UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2015

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition;

Item 7.01  Regulation FD Disclosure.

On February 24, 2015, Uranium Resources, Inc. issued a press release announcing the commencement of initial exploration drilling at its Butler Ranch Project and a planned drilling program at its Alta Mesa Este Project. The full text of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Items 2.02 and 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2015

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 24, 2015.